COMMUNITY BANCSHARES, INC.




To the Shareholders of
Community Bancshares, Inc.:

      In connection with a Special Meeting of Shareholders of Community Bancshares, Inc. (the "Company") to be held at 9:00 A.M., local time, on Thursday, September 10, 1998, we enclose a Notice of Meeting and Proxy Statement containing information concerning those matters which are to be considered at the meeting.

      You are cordially invited to attend the Special Meeting in person. We will appreciate your signing and returning the form of proxy in the enclosed postage-prepaid envelope so that your shares can be voted in the event you are unable to attend the meeting. Your proxy will, of course, be returned to you if you are present at the meeting and so request.

      We look forward to seeing you on September 10th.


                                          Sincerely yours,




                                          Kennon R. Patterson, Sr.
                                          Chairman and President


Please fill in, date, sign and mail promptly the accompanying Proxy in the return envelope furnished for that purpose, whether or not you plan to attend the meeting.

                                          COMMUNITY BANCSHARES, INC.

                                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                         ____________________________

         A Special Meeting of the shareholders of Community Bancshares, Inc. (the "Company"), will be held at the headquarters of the Company at Highway 231 South, Blountsville, Alabama, on Thursday, September 10, 1998 at 9:00 A.M., local time, for the following purpose:

         To amend Article IV of the Certificate of Incorporation of the Company increasing the number of shares of authorized Common Stock of the Company, from 5,000,000 shares, with a par value of $.10 per share, to 20,000,000 shares, with a par value of $.10 per share, as more fully described in the accompanying Proxy Statement.


         The enclosed Proxy Statement explains the proposal. We urge you to read these materials carefully.

         You are cordially invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you need assistance in completing your proxy, please call the Company at telephone number (205) 429-1000.

          THE CORPORATION'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL PRESENTED.

                                       By  Order of the Board of Directors

                                       Secretary

Blountsville, Alabama
September __________, 1998

                            PRELIMINARY   PROXY   FILING


                              COMMUNITY BANCSHARES, INC.

                         Proxy Statement for Special Meeting
                     of Shareholders to be Held September 10, 1998
                            _____________________________________

                                     INTRODUCTION

   This Proxy Statement is furnished to shareholders of Community Bancshares, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders to be held September 10, 1998 at 9:00 a.m. local time, and at any adjournment thereof (the "Meeting"), for the purpose of amending Article IV of the Certificate of Incorporation of the Company to increase the number of shares of authorized common stock of the Company, from 5,000,000 shares, with a par value of $.10 per share, to 20,000,000 shares, with a par value of $.10 per share.

   The executive offices of the Company are located at Highway 231 South, P.O. Box 1000, Blountsville, Alabama 35031. This Proxy Statement was mailed to shareholders of the Company on or about August 20, 1998.

Shareholders Entitled to Vote

   Each holder of record of the Company's current $.10 par value common stock (herein sometimes referred to as "Shares") as of the close of business on August 10, 1998, (the "Record Date") will be entitled to vote at the Meeting. Each shareholder will be entitled to one vote on each proposal for each Company Share held as of the Record Date. At the close of business on the Record Date, there were 4,142,924 Shares issued and outstanding, and these were held by 1304 Shareholders of record. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and Shares may be transferred subsequent to the Record Date, although all votes must be cast in the names of shareholders of record as of the Record Date.



Votes Required

    The affirmative vote of a majority of the outstanding Shares is required for approval of the proposed Amendment to the Certificate of Incorporation.

Proxies

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised; but if it is not revoked, the Shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in favor of amending Article IV of the Certificate of Incorporation of the Company to increase the number of shares of authorized Common Stock of the Company, from 5,000,000 shares, with a par value of $.10 per share, to 20,000,000 shares, with a par value of $.10 per share.

                                PROPOSAL

                    AMENDMENT TO THE CERTIFICATE
                    OF INCORPORATION TO INCREASE
                      AUTHORIZED COMMON STOCK


    The Board of Directors of the Company has adopted a resolution recommending that paragraph 4.01 of Article IV of the Certificate of Incorporation of the Company be amended to increase the authorized number of shares of common stock from 5,000,000 shares, par value $.10 per share, to 20,000,000 shares, par value $.10 per share. Under the Certificate of Incorporation, the holders of the Common Stock are not entitled to preemptive rights.

     The affirmative vote of the majority of the outstanding shares of Common Stock is required for the adoption of the proposed amendment. If the proposed amendment is adopted , the additional authorized shares may be issued by the Board of Directors without any further action or approval by the stockholders of the Company.

     The Company may issue the additional authorized shares of Common Stock in connection with stock dividends or splits, employee benefit plans, or the sale of such shares to raise additional capital for the Company or issue shares of stock to finance acquisitions. The Company has no current plans in that regard.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY.







                           PRINCIPAL SHAREHOLDERS


   The following table sets forth, as of January 31, 1998, certain information with respect to all those known by the Company to be beneficial owners of more than 5% of the Company's outstanding common stock, all Company directors, all nominees for directors, and all directors, nominees for directors and officers of the Company as a group.

                                             Number of
                                             Shares of
                                             Common Stock         Percent of
                                             Beneficially         Outstanding
Name and Address                               Owned             Common Stock

Bryan A. Corr                                151,586 (1)               3.6
Oneonta, AL

Glynn Debter                                   6,936                   0.1
Horton, AL

Edward Ferguson                                8,952                   0.2
Blountsville, AL

Denny Kelly                                   56,729 (2)(3)            1.3
Blountsville, AL

John J. Lewis, Jr.                             9,044                   0.2
Blountsville, AL

Stacey W. Mann                                23,845 (2)(4)            0.5
Oneonta, AL

Loy McGruder                                  25,283 (2)(5)            0.60
Huntsville, AL

Hodge Patterson, III                          49,635 (2)(6)            1.1
Hartselle, AL

Kennon R. Patterson, Sr.                     442,381 (2)(7)           10.6
BLountsville, AL

Kennon R. (Chip) Patterson, Jr.               34,289 (2)(8)            0.8
Blountsville, AL

Merritt Robbins                              142,000                   3.4
New Hope, AL

Robert O. Summerford                          70,200 (9)               1.6
Falkville, AL

Henry Sims                                     2,100                   0.01
Pulaski, TN


Bishop K. Walker,                             247,889 (2)(10)          5.9
Union Grove, AL

R.Wayne Washam                                 10,402                  0.2
Arab, AL

First National Bank of Commerce               498,222 (11)            12.0
as Trustee of the Community
Bancshares, Inc. Employee
Stock Ownership Plan ("ESOP")

All Company directors                        1,281,271                30.9
and officers as
a group
                                     _________________________


(1) Includes 120,000 shares held by Oneonta Telephone Co. Inc., Mr. Corr is President and a controlling shareholder.

(2)     Includes   5,323  shares  as  a  fractional  portion  of  shares  held by Community Investments, a partnership composed of ten individuals, of which the director is a partner

(3) Includes 11,736 shares allocated to Mr. Kelly's ESOP account through December 31, 1996.

(4) Includes 10,276 shares allocated to Mr. Mann's ESOP account through December 31, 1996.

(5) Includes 6,910 shares allocated to Mr. McGruder's ESOP account through December 31,1996.

(6) Includes 8,308 shares allocated to Mr. Patterson's ESOP account through December 31,1996.

(7) Includes 30,344 shares allocated to Mr. Patterson's ESOP account through December 31, 1996.

(8) Includes 4,046 shares allocated to Mr. Patterson's ESOP account through December 31, 1996.

(9) Includes 42,200 shares held by Summerford Nursing Home and 14,000 shares held by Summerford Drugs of which Mr. Summerford is Chairman, President and a controlling shareholder.

(10) Includes 10,400 shares allocated to Mr. Walker's ESOP account through December 31, 1996.

(11) Voting power for shares allocated to participants in the ESOP is exercised by the participants. The ESOP Committee directs the voting of unallocated shares.



                         DIRECTORS AND EXECUTIVE OFFICERS


                                              Director
Name, Age and Position Held in               of Company     Principal Experience
the Company and Its Subsidiaries               Since        During Past Five
                                                               Years  (1)

Kennon R. Patterson, Sr. (56)         1983  Chairman,Chief Executive Officer &
Chairman, President, and Chief Executive    President of the Company since 1983;
Officer of the Company; Chairman and        Chief Executive Officer & President
Chief Executive Officer of Community        Community Bank since 1983; Chairman
Bank;   Director of Community               of Community  Bank since 1984;
Appraisals, Inc.; Director of Community     Chairman of Community Bank
Insurance Corp.; Director of 1st            since 1993 - 1997.
1st Community Credit Corporation;
Director of Southern Select Insurance
Inc.



Denny Kelly (58)                     1986    Director of Community Bank
Director of the Company; Director,           since 1985: President of Community
Vice Chairman and President of               Bank since 1993; Executive
Community  Bank; Director of                 Vice  President of Community Bank
1st Community Credit Corporation;            1985 - 1993.
Director of Community Appraisal, Inc;
Director of Community Insurance, Corp.


Bishop K. Walker, Jr. (67)           1983    Director of the Co since 1983;
Director,  Vice Chairman, Secretary,         Director of Community  Bank since
Executive Vice President, General            1984; Vice President and General
Counsel of the Company;  Director,           Counsel of the Company  since 1987;
Sr. Executive Vice President and             Senior Vice President and General
Secretary of Community Bank; Director        Counsel of Community Bnk;1987-1993;
of Community Insurance Corp;                 President and Director of Community
Director of Southern Select                  Insurance Corp; 1987-1997.
Insurance, Inc.


Hodge Patterson,III (42)             1993    Director of the Co since 1993; Sr.
Director  of the Company;                    Vice  President  of Community Bank
Director and Executive                       1988-1993; Vice-Chairman, Chief
Vice President of Community Bank;            Executive Officer and President
Director  of Community Appraisals, Inc.      of Community Bank(Tennessee) 1993
Director  of Southern Select                 -1997; Executive Vice President of
Insurance, Inc.                              Community Bank 1997 to  present.


Glynn Debter (63)                    1996    Owner-Operator Debter Farms.
Director of the Company;
Director of Community Bank;
Director of Community
Appraisals, Inc;  Director of
Community Insurance Corp.



Loy McGruder (58)             1996      Director of Community Bank since 1995;
Director  of the Company;               Executive Vice President of Community
Director and Executive Vice             Bank since 1994; Sr.Vice President
President  of Community Bank;           of  Community  Bank 1993-94, City
Director of Community Insurance         President of Community Bank - New Hope,
Corp.                                   1987 - 1993.


Merritt Robbins (60)           1996     Owner-Operator of Piggly Wiggly Stores.
Director of the Company;  Director
of Community Bank;  Director
of 1st Community Credit Corporation


Robert O. Summerford (67)      1996    Owner-operator,Summerford Nursing Home;
Director of the Company;  Director     Owner-operator of Summerford Drugs.
of Community Bank;  Director
of Community Appraisals, Inc.


Wayne Washam (62)              1996    Retired;Asst Superintendent of Arab City
Director of the Company; Director      Schools 1992-1996;Director of Community
Community Bank; Director of            Bank since 1993.
1st Community Credit Corporation


Bryan A. Corr (38)             1997    Director and President Oneonta Telephone
Director of the Company;  Director     Company,  1987  -  present;  Director and
Community Bank;  Director of           President  of  North Alabama Cellular,
Community Insurance Corporation        1992 - present.


Edward Ferguson (55)           1997    President of 1st Community Credit Corp.
Director of the Company;  Director     since  1995; Vice President of Security
of Community Bank;  Chairman           Mutual Financial Services,Inc.1993-1995;
and  President of 1st Community        Senior Manager of Security Mutual Finance
Credit Corporation                     Corp.,  Inc., 1976 - 1993.


John J. Lewis, Jr. (51)        1997    Various positions with Tyson Foods,
Director of the Company;  Director     Inc., 1986 - present
of Community Bank; Director
of Community Appraisals, Inc.


Stacey W.Mann (45)             1997    Sr.Vice President of Community Bank
Director of the Company;  Director     1986 -1996; Executive Vice
and Executive Vice President of        President of Community Bank
Community Bank;  Director              1997-present
of 1st Community Credit Corporation



Kennon R. (Chip) Patterson, Jr. (32)   1997  Sr.Vice President of Community Bank
Director of the Company;  Director           1996 - 1997; Executive
and  Executive Vice President of             Vice  President  of Community Bank
of Community Bank; Director                  1997-present
of 1st Community Credit Corporation


Henry Sims (75)                        1997  Retired, Director of Tennessee
Director of the Company;  Director           Technology Center, Pulaski,TN
of Community Bank                            1982-1997; Director of Community
                                             Bank (Tennessee)  1993 - 1997.

            ________________________________________________


   The individuals listed above have been employed during the past five years either in the principal occupations shown or in other executive positions with the Company or one of its Subsidiaries.


   All directors of the Company hold office for three year terms unless they sooner resign, become disqualified, or are removed. The officers of the Company are elected annually by the directors and serve until their successors are elected and qualified or until their earlier resignation, removal or disqualification.


   Messrs. Kennon R. Patterson, Sr., Bishop K. Walker, Jr., and Denny Kelly are executive officers of the Company.




             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The independent public accounting firm selected by the shareholders for the calendar year 1998 is Dudley, Hopton-Jones, Sims & Freeman ("Dudley").

                       SHAREHOLDER PROPOSALS

    Any proposal which a shareholder of the Company intends to be presented at the annual meeting of shareholders to be held in 1999 must be received by the Company on or before November 25, 1998. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

                      EXPENSES OF SOLICITATION

    The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company or its subsidiaries personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

                   FINANCIAL AND OTHER INFORMATION

   Information required by this item is incorporated by reference from the Annual Report and Form 10-K for the year ended December 31, 1997 and Form 10-Q for the six month period ended June 30, 1998, copies of which may be obtained without charge from the Company by any shareholder, by writing Mr. Bishop K. Walker, Jr., Community Bancshares, Inc., P.O. Box 1000, Blountsville, Alabama 35031, or calling (205) 429-1000.


